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                                                                      Exhibit 21


SUBSIDIARIES OF ACETO CORPORATION


                                                            State or other
                                                            jurisdiction of
                                                            corporation or
Subsidiary                                                  organization


ACCI REALTY CORP.                                                       New York

ACETO AGRICULTURAL CHEMICALS CORPORATION                                New York

ACETO INDUSTRIAL CHEMICAL CORP.                                         New York

ARSYNCO, INC.                                                         New Jersey

LARLABS, INC.                                                           New York

ROEHR CHEMICALS, INC.                                                   New York

CDC PRODUCTS CORP.                                                      New York

MAGNUM RESEARCH CORP.                                                   New York

ACETO HOLDING GmbH                                                       Germany

ACETO PHARMA GmbH                                                        Germany

PHARMA WALDHOF GmbH                                                      Germany

ACETO FINE CHEM GmbH                                                     Germany

ACETO (LUXEMBURG) SARL                                                 Luxemburg

ACETO (Holing) B.V.                                              The Netherlands

IPC B.V.                                                         The Netherlands

ACETO FRANCE S.A.S.                                                       France

ACETO LTD.                                                               Bermuda

ACETO PHARMA GmbH - India                                                  India

ACETO PTE LTD.                                                         Singapore

ACETO (HONG KONG) LTD.                                                 Hong Kong

ACETO SHANGHAI LTD.                                                        China

ACETO PHARMACEUTICAL SHANGHAI LTD.                                         China